[FRONT COVER GRAPHIC]

                        CIGNA HIGH
                     INCOME SHARES
----------------------------------
              Third Quarter Report
                September 30, 2002

                                                                       [LOGO](R)

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                                                                               1

Dear Shareholders:

Our report for CIGNA High Income Shares (the "Fund") covering the nine months ended September 30, 2002, follows.

High Yield Market Summary

The high yield market, as represented by the Lehman Brothers High Yield Bond Index, returned -2.93% for the quarter. It continues to be a difficult environment for high yield bonds, as the Index returned -7.63% for the first nine months of the year, underperforming the Lehman Brothers Aggregate Bond Index return of 8.55%.

High yield, which had performed well during the first quarter, has generated a total of over 900 basis points (bps) of negative return relative to U.S. Treasuries over the last two quarters. The average spread between U.S. Treasuries and high yield bonds in the Lehman Brothers High Yield Bond Index widened approximately 200 bps over the quarter as well.

Despite the underperformance versus more conservative fixed income asset classes, the high yield sector continues to outperform the equity markets, as indicated by the -23.13% year-to-date return of the Dow Jones Industrial Average and the S&P 500 Index return of -28.16%.

For the quarter, high yield mutual funds initially experienced eight consecutive weeks of outflows, but this trend reversed itself in September. For the year, net inflows into high yield funds are still positive, at approximately $6 billion. Also significant was the fact that high yield issuance was cut in half during the quarter, as only $4 billion in dollar-denominated new issuance was priced. Yet the forward calendar is building, raising hope that liquidity will gradually return to the market.

On the rating front, high yield bonds continued to be downgraded, with rating agencies on average downgrading approximately nine companies for every one that was upgraded. The addition of $9 billion in fallen angels during September (primarily the debt of Georgia-Pacific) brought the total fallen angel amount to $35 billion for the third quarter and to $91 billion for the year. At this time last year, fallen angels totaled $22 billion, reaching only twice that amount by year end.

Performance

CIGNA High Income Shares returned -9.09% for the quarter and -13.30% for the year-to-date (based on its net asset value), compared with -7.80% and -12.98%, respectively, for the average fund in the Lipper High Current Yield Closed End Funds (Leveraged). The Fund's return for the quarter, based on the market value of its shares traded on the New York Stock Exchange, was -7.62% and -23.58%, respectively.

A consistent theme among speculative-grade companies is the difficulty in accessing capital in the midst of this weak economic environment and extremely volatile financial markets. Banks are very reluctant to lend and new issuance in the high yield market is closed to only the most creditworthy borrowers. As a result, the default rate in the high yield market is near record high levels of approximately 10% on an annual basis.

Specific credits in the portfolio have been negatively impacted by these trends, including AES Drax, Magellan Health, and Conseco. Each of these companies has lost access to the capital markets and is in violation of bank credit agreements. We chose to sell these securities and reinvest the proceeds in higher quality credits. We have elected to hold certain other distressed securities, such as Kmart and US Airways, as we believe these companies can be successfully reorganized in bankruptcy, leading to substantially higher recoveries for patient investors.

We continue to overweight consumer names, especially in the supermarket sector, as we

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                                                                               2

continue to believe this sector will be fairly stable in the current economic environment. Companies we own in this sector such as Winn-Dixie and Stater Brothers have the ability to generate substantial cash flow and pay down debt. Other industries currently overweighted in the Fund include cyclical companies in the industrial and transportation sectors where we see attractive valuations on companies with strong assets and solid business models. Our selection in the technology and electric issues positively impacted performance and our underweight in these sectors helped overall. Another underweight is aerospace, as the continued downturn in the airline industry has negatively affected the sector.

The average maturity of the Fund was 5.5 years, shorter than the Index maturity of approximately 8.0 years, and the Fund's yield to worst is 12.1%. The Fund's average quality rating at quarter end remains at B1.

The Fund remains broadly diversified, with holdings in 158 issuers. The Fund's leverage during the quarter remained below 33% of assets and was 30% at September 30, 2002.

In response to lower net investment income, the Fund's monthly dividend was recently reduced to 2.50 cents per share from 2.75 cents. More information on the dividend change may be found on page 13.

Outlook

We are downgrading our projections for U.S. economic growth over the next year. Despite the economy's sluggish growth, we do not foresee a "double-dip" recession scenario as predicted by some Wall Street economists.

Corporate profitability appears to have turned the corner and seems to be on a solid recovery path, as double-digit growth is likely over the next four to six quarters. A sustained recovery in corporate profits and cash flow is a prerequisite for a healthy rebound in capital investment and labor markets.

As the trend in corporate profitability and the economy improves, we should see excellent opportunities in high yield. In time, investor confidence will be restored as negative headlines diminish, the equity market stabilizes and economic growth picks up. In our view, this should cause high yield spreads to narrow, allowing the sector to outperform.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

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CIGNA High Income Shares Investments in Securities                             3
September 30, 2002 (Unaudited)

                                                        Principal          Value
                                                            (000)          (000)
                                                        ---------        -------
BONDS AND NOTES - 138.9%
Auto & Truck - 0.8%
Collins & Aikman Products Co., 11.50%, 2006              $   540       $    491
Eagle-Picher Industries, Inc., 9.38%, 2008                   320            243
Exide Corp., 10.00%, 2005 (b)                              2,000            300
                                                                       --------
                                                                          1,034
                                                                       --------
Broadcasting & Media - 5.8%
American Lawyer Media, Inc., 9.75%, 2007                     830            548
Corus Entertainment, Inc., 8.75%, 2012                       600            606
Echostar Broadband Corp., 10.38%, 2007                     1,080          1,080
Echostar DBS Corp., 9.13%, 2009 (a)                        1,860          1,748
Panamsat Corp., 8.50%, 2012 (a)                            1,470          1,176
Paxson Communications Corp., Step Coupon
   (0% to 1/15/06), 2009                                     460            202
Penton Media, Inc., 10.38%, 2011                           1,510            438
Sinclair Broadcast Group, 8.75%, 2011                      1,200          1,239
Ziff Davis Media, Inc., 12.00%, 2010                       2,000            304
                                                                       --------
                                                                          7,341
                                                                       --------
Cable TV - 6.9%
Callahan Nordrhein-Westfalen, 14.00%, 2010 (b)             2,000             53
Charter Communications Holdings, LLC,
  8.63%, 2009                                                500            308
  10.00%, 2009                                               650            406
  10.75%, 2009                                             2,180          1,373
  10.25%, 2010                                             5,000          3,125
CSC Holdings, Inc., 10.50%, 2016                           1,380          1,076
Mediacom Broadband LLC, 11.00%, 2013                         600            552
Renaissance Media Group LLC, Step Coupon
  (0% to 4/15/03), 2008                                      630            523
TCI Communications, Inc., 6.38%, 2003                      1,260          1,228
United Pan Europe Communications N.V.,
  11.25%, 2010 (b)                                         3,480            104
                                                                       --------
                                                                          8,748
                                                                       --------
Chemicals - 5.3%
Avecia Group PLC, 11.00%, 2009                             1,490          1,468
Equistar Chemicals LP, 10.13%, 2008                          530            474
Huntsman ICI Chemicals, Inc., 10.13%, 2009                 1,890          1,569

                                                        Principal          Value
                                                            (000)          (000)
                                                        ---------        -------
Chemicals (continued)
ISP Holdings, Inc., 10.63%, 2009                         $   290       $    262
Koppers Industry, Inc., 9.88%, 2007                          900            859
Lyondell Chemical Co., 9.63%, 2007                         1,250          1,156
OM Group, Inc., 9.25%, 2011                                  940            926
                                                                       --------
                                                                          6,714
                                                                       --------
Consumer Products - 8.1%
American Greetings Corp., 11.75%, 2008                       300            324
Desa International, Inc., 9.88%, 2007 (b)                  1,750            153
Falcon Products, Inc., 11.38%, 2009                        1,290          1,000
Jostens, Inc., 12.75%, 2010                                2,380          2,689
NBC Acquisition Corp., Step Coupon
  (0% to 2/15/03), 2009                                    1,740          1,531
Remington Products Co., LLC, 11.00%, 2006                  3,000          2,430
United Industries Corp., 9.88%, 2009                       2,160          2,155
                                                                       --------
                                                                         10,282
                                                                       --------
Consumer Services - 2.9%
Service Corp. International, 6.00%, 2005                   1,422          1,187
United Rentals, Inc., 9.25%, 2009                            970            798
Williams Scotsman, Inc., 9.88%, 2007                       2,030          1,725
                                                                       --------
                                                                          3,710
                                                                       --------
Containers & Paper - 6.3%
Georgia-Pacific Corp., 7.50%, 2006                         1,880          1,551
Graham Packaging Holdings Co., Step Coupon
  (0% to 1/15/03), 2009                                    2,370          2,133
Greif Brothers Corp., 8.88%, 2012 (a)                        940            935
MDP Acqusitions PLC, 9.63%, 2012 (a)                         850            852
Pliant Corp., 13.00%, 2010                                 1,130          1,079
Smurfit Capital Funding PLC, 7.50%, 2025                   1,050            905
Tembec Industries, Inc., 7.75%, 2012                         600            579
                                                                       --------
                                                                          8,034
                                                                       --------
Diversified Manufacturing - 2.9%
Trimas Corp., 9.88%, 2012 (a)                              2,110          2,068
Tyco International Group S.A.,
   6.38%, 2006                                             1,100            957
   6.38%, 2011                                               840            680
                                                                       --------
                                                                          3,705
                                                                       --------

The Notes to Financial Statements are an integral part of these statements.

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CIGNA High Income Shares Investments in Securities                             4
September 30, 2002 (Unaudited) (Continued)

                                                        Principal          Value
                                                            (000)          (000)
                                                        ---------        -------
Energy - 2.9%
Calpine Corp., 8.5%, 2011                                $  2,920       $  1,197
Dresser, Inc., 9.38%, 2011                                  1,150          1,127
Wolverine Tube, Inc.,
  7.38%, 2008 (a)                                             610            506
  10.50%, 2009 (a)                                            910            865
                                                                        --------
                                                                           3,695
                                                                        --------
Engineering/R&D Services - 0.7%
URS Corp., 11.50%, 2009 (a)                                 1,040            946
                                                                        --------
Entertainment - 1.5%
Booth Creek Ski Holdings, Inc., 12.50%, 2007                1,440          1,246
Intrawest Corp., 10.50%, 2010 (a)                             630            643
                                                                        --------
                                                                           1,889
                                                                        --------
Environmental - 2.6%
Allied Waste North America, Inc.,
  7.88%, 2009                                               2,980          2,786
  10.00%, 2009                                                610            567
                                                                        --------
                                                                           3,353
                                                                        --------
Financial - 5.9%
Americredit Corp., 9.25%, 2009 (a)                          1,720          1,161
Bluewater Finance Ltd., 10.25%, 2012 (a)                    1,970          1,852
Capital One Financial Corp., 8.75%, 2007                      490            431
Dana Credit Corp., 8.38%, 2007 (a)                          1,130          1,073
Dollar Financial Group, Inc., 10.88%, 2006                  3,400          2,941
                                                                        --------
                                                                           7,458
                                                                        --------
Food & Beverages - 5.9%
B&G Foods, Inc., 9.63%, 2007                                1,150          1,170
Burns Philp & Co., Ltd., 9.75%, 2012 (a)                    2,460          2,442
Constellation Brands, Inc., 8.13%, 2012                       280            288
Grupo Azucarero Mexico S.A., 11.50%, 2005 (b)               2,175             71
Premier International Foods PLC, 12.00%, 2009               2,760          2,926
VFB LLC, 10.25%, 2009 (b)                                   3,350            603
                                                                        --------
                                                                           7,500
                                                                        --------
Gaming - 3.2%
Harrah's Operating Co., Inc., 7.88%, 2005                     480            507
Hollywood Casino Shreveport, 13.00%, 2006                     950          1,012

                                                        Principal          Value
                                                            (000)          (000)
                                                        ---------        -------
Gaming (continued)
Jacobs Entertainment, Inc., 11.88%, 2009 (a)             $    900       $    929
MGM Grand, Inc.,
  6.95%, 2005                                                 500            508
  9.75%, 2007                                                 500            544
Park Place Entertainment Corp., 7.50%, 2009                   500            515
                                                                        --------
                                                                           4,015
                                                                        --------
Grocery - 4.2%
Nash Finch Co., 8.50%, 2008                                 2,430          2,041
Stater Brothers Holdings, Inc., 10.75%, 2006                  100            100
Winn-Dixie Pass-Thru Trust, 8.18%, 2024 (a)                 3,640          3,209
                                                                        --------
                                                                           5,350
                                                                        --------
Health Care - 4.2%
Extendicare Health Services, Inc., 9.50%, 2010 (a)          1,370          1,384
Healthsouth Corp., 7.63%, 2012 (a)                          1,700          1,181
Iasis Healthcare Corp., 13.00%, 2009                        1,160          1,186
Pacificare Health Systems, Inc., 10.75%, 2009                 350            346
Res-Care, Inc., 10.63%, 2008                                  120             96
Sybron Dental Specialties, Inc., 8.13%, 2012 (a)            1,190          1,181
                                                                        --------
                                                                           5,374
                                                                        --------
Home Construction - 0.9%
Champion Home Builders Co., 11.25%, 2007 (a)                1,610          1,167
                                                                        --------
Hotels - 7.2%
Felcor Lodging LP,
  9.50%, 2008                                               1,350          1,340
  8.50%, 2011                                                 840            788
Hilton Hotels Corp., 8.25%, 2011                              900            956
Host Marriott Corp.,
  9.25%, 2007                                                 890            899
  7.88%, 2008                                                 250            233
Mandalay Resort Group, 10.25%, 2007                           400            431
Meristar Hospitality Corp., 9.00%, 2008                     1,190          1,077
Riviera Holdings Corp., 11.00%, 2010 (a)                    2,000          1,870
Starwood Hotels & Resorts Worldwide, Inc.,
  7.88%, 2012 (a)                                           1,520          1,515
                                                                        --------
                                                                           9,109
                                                                        --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             5
September 30, 2002 (Unaudited) (Continued)

                                                        Principal          Value
                                                            (000)          (000)
                                                        ---------        -------
Industrial - Other - 4.1%
Blount, Inc., 13.00%, 2009                               $ 3,650       $  2,153
Case Corp., 6.75%, 2007                                      400            313
Foamex Capital Corp., 13.50%, 2005                         1,125          1,012
Goss Holdings, Inc., 12.25%, 2005 (b)                      2,764             --
International Wire Group, Inc., 11.75%, 2005                 810            514
Metaldyne Corp., 11.00%, 2012 (a)                          1,480          1,273
                                                                       --------
                                                                          5,265
                                                                       --------
Insurance - 0.9%
Fairfax Financial Holdings Ltd.,
  7.38%, 2006                                                600            442
  7.38%, 2018                                                540            295
Freemont General Corp., 7.88%, 2009                          270            189
TIG Holdings, Inc., 8.13%, 2005                              330            247
                                                                       --------
                                                                          1,173
                                                                       --------
Machinery - 3.9%
Columbus McKinnon Corp., 8.50%, 2008                       1,860          1,544
H&E Equipment Services LLC, 11.13%, 2012 (a)               2,640          2,086
Joy Global, Inc., 8.75%, 2012                                280            283
The Manitowac Co., Inc., 10.50%, 2012 (a)                    950            993
                                                                       --------
                                                                          4,906
                                                                       --------
Metals & Mining - 1.8%
Doe Run Resource Corp., 11.25%, 2005 (b)                   4,000            800
Kaiser Aluminium & Chemicals Corp.,
  12.75%, 2003 (b)                                         4,030            484
Murrin Murrin Holdings Ltd., 9.38%, 2007 (b)               1,325            325
Oregon Steel Mills, Inc., 10.00%, 2009 (a)                   720            720
                                                                       --------
                                                                          2,329
                                                                       --------
Oil & Gas - 6.2%
Ferrellgas Partners, L.P., 8.75%, 2012                       840            857
Magnum Hunter Resources, Inc., 9.60%, 2012                   280            290
Ocean Energy, Inc., 8.38%, 2008                              837            879
Pioneer Natural Resources Co., 6.50%, 2008                   830            826
Plains Exploration & Production Co.,
  8.75%, 2012 (a)                                            980            990
Swift Energy Co., 9.38%, 2012                              1,040          1,004
Tesoro Petroleum Corp., 9.63%, 2012 (a)                      930            521

                                                        Principal          Value
                                                            (000)          (000)
                                                        ---------        -------
Oil & Gas (continued)
Vintage Petroleum, Inc.,
  7.88%, 2011                                            $ 1,220       $  1,159
  8.25%, 2012                                              1,330          1,357
                                                                       --------
                                                                          7,883
                                                                       --------
Packaging - 1.6%
Outsourcing Services Group, Inc., 10.88%, 2006             2,750          2,090
                                                                       --------
Pharmaceuticals - 0.4%
Athena Neurosciences Inc., 7.25%, 2008                       940            498
                                                                       --------
Printing & Publishing - 7.3%
American Color Graphics, Inc., 12.75%, 2005                2,500          2,453
American Media Operation, Inc., 10.25%, 2009                 750            776
Garden State Newspapers, Inc., 8.75%, 2009                 1,030          1,017
Mail-Well I Corp., 8.75%, 2008                             2,810          1,208
Primedia, Inc., 8.88%, 2011                                1,820          1,365
Quebecor Media Inc., 11.13%, 2011                          3,105          2,484
                                                                       --------
                                                                          9,303
                                                                       --------
Real Estate Investment Trust - 2.1%
Healthcare REIT, Inc., 8.00%, 2012                         1,250          1,293
Ventas, Inc.,
  8.75%, 2009                                                780            796
  9.00%, 2012                                                605            625
                                                                       --------
                                                                          2,714
                                                                       --------
Retail - 5.1%
Asbury Automotive Group, Inc., 9.00%, 2012                   505            455
Buhrmann U.S., Inc., 12.25%, 2009                            530            533
Carrols Corp., 9.50%, 2008                                 1,800          1,674
Gap, Inc., 10.55% (Coupon change based on
  rating) 2008                                             1,190          1,194
Jo-Ann Stores, Inc., 10.38%, 2007                          1,040          1,072
K-Mart Corp., 9.38%, 2006 (b)                              4,000            800
Saks, Inc., 7.50%, 2010                                      840            722
                                                                       --------
                                                                          6,450
                                                                       --------
Technology - 3.2%
Amkor Technologies, Inc., 9.25%, 2008                        610            418
Ingram Micro, Inc., 9.88%, 2008                            1,210          1,240

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             6
September 30, 2002 (Unaudited) (Continued)

                                                        Principal          Value
                                                            (000)          (000)
                                                        ---------        -------
Technology (continued)
ON Semiconductor Corp., 12.00%, 2008 (a)                 $ 1,260        $    781
Xerox Corp., 5.50%, 2003                                   1,820           1,565
                                                                        --------
                                                                           4,004
                                                                        --------
Telecommunications - 1.7%
Loral Cyberstar, Inc., 10.00%, 2006                        1,210             472
Qwest Capital Funding, Inc., 7.00%, 2009                   1,900             846
Qwest Corp., 8.88%, 2012 (a)                               1,050             892
                                                                        --------
                                                                           2,210
                                                                        --------
Textiles - 1.7%
Interface, Inc., 10.38%, 2010                                210             212
Supreme International Corp., 12.25%, 2006                  1,920           1,997
                                                                        --------
                                                                           2,209
                                                                        --------
Transportation - 8.7%
American Commercial Lines LLC,
  11.25%, 2008                                               542             315
  12.00%, 2008                                               459             119
Amtran, Inc., 10.50%, 2004                                 1,550             620
Atlas Air, Inc., 10.75%, 2005                              2,885           1,125
Avis Group Holdings, Inc., 11.00%, 2009                    3,125           3,395
Continental Airlines, Inc., 9.50%, 2013                    1,882           1,318
CP Ships Ltd., 10.38%, 2012                                1,850           1,915
Delta Air Lines, Inc., 10.43%, 2011                          385             312
Jet Equipment Trust, 8.24%, 2012                             826             497
Petroleum Helicopters, Inc., 9.38%, 2009                     640             661
US Air 1989 Pass-Thru Trust, 9.82%, 2013 (b)               2,460             832
                                                                        --------
                                                                          11,109
                                                                        --------
Utilities - 7.5%
Kansas Gas & Electric Co., 7.60%, 2003                     1,260           1,249
Mirant Americas Generation Inc., 7.63%, 2006               1,920           1,066
Pinnacle Partners LP, 8.83%, 2004 (a)                      2,200           2,090
Sierra Pacific Power Co., 8.00%, 2008                        960             924
Southern California Edison Co., 8.95%, 2003                1,480           1,443
USEC, Inc., 6.63%, 2006                                    1,670           1,470
Utilicorp United, Inc.,
  7.63%, 2009                                                840             630
  7.95%, 2011                                                840             638
                                                                        --------
                                                                           9,510
                                                                        --------

                                                        Principal          Value
                                                            (000)          (000)
                                                        ---------        -------
Wireless Communications - 3.6%
Nextel Communications, Inc.
  9.38%, 2009                                              $ 2,200      $  1,672
  Step Coupon (0% to 10/31/02), 2007                           920           718
Rogers Cantel, Inc., 8.80%, 2007                               420           223
Rogers Wireless, Inc., 9.63%, 2011                             640           454
Telus Corp., 8.00%, 2011                                       940           771
Triton PCS Corp., 8.75%, 2011                                1,050           693
                                                                        --------
                                                                           4,531
                                                                        --------
CONVERTIBLE BOND - 0.9%
Health Care - 0.9%
Healthsouth Corp., 3.25%, 2003                               1,300         1,207
                                                                        --------
Total Bonds and Notes (Cost - $227,059)                                  176,815
                                                                        --------
                                                       Number of
                                                          Shares
                                                       ---------
COMMON STOCKS - 0.5%
Food & Beverages - 0.3%
Imperial Sugar Co. (c)                                   163,626             327
                                                                        --------
Health Care - 0.0%
Mediq, Inc. (c)                                           11,973              65
                                                                        --------
Industrial - 0.0%
Goss Holdings, Inc., Class B (c)                          64,467              --
Grove Investments, Inc. (c)                               19,555              --
                                                                        --------
                                                                              --
                                                                        --------
Machinery - 0.2%
The Manitowac Co., Inc. (c)                                8,465             232
                                                                        --------
Total Common Stocks (Cost - $10,945)                                         624
                                                                        --------
PREFERRED STOCKS - 0.5%
Broadcasting & Media - 0.0%
Ziff Davis Holdings, Inc., 10.00%                            240              --
                                                                        --------
Cable TV - 0.5%
CSC Holdings, Inc., 11.13%                                 9,850             640
                                                                        --------
Total Preferred Stocks (Cost - $967)                                         640
                                                                        --------



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             7
September 30, 2002 (Unaudited) (Continued)

                                                          Number of        Value
                                                             Shares        (000)
                                                         ---------- ------------
WARRANTS - 0.1%
Convergent Communications, Inc., Exp. 2008 (a) (c)           30,000    $     --
Grove Investments, Inc., Exp. 2008 (c)                       10,864          --
Jostens, Inc., Exp. 2010 (c)                                  4,350          65
Orbital Imaging Corp., Exp. 2005 (a) (c)                      4,250          --
Pliant Corp., Exp. 2010 (a) (c)                               3,700          --
Primus Telecommunications, Inc., Exp. 2004 (c)                4,250          --
Versatel Telecom B.V., Exp. 2008 (c)                          6,550          --
Ziff Davis Holdings, Inc., Exp. 2003 (c)                     44,000          --
                                                                       --------
Total Warrants (Cost - $473)                                                 65
                                                                       --------
TOTAL INVESTMENTS IN SECURITIES - 140.0%
   (Total Cost - $239,444)                                              178,144
Liabilities in excess of other assets - (40.0%)                         (50,902)
                                                                       --------
NET ASSETS - 100%                                                      $127,242
                                                                       ========

NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates restricted security.
(b) Defaulted securities.
(c) Non-income-producing securities.
    Tax Information
(d) At September 30, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $239,028,094, was as follows:

    Aggregate gross unrealized appreciation for all investments
    in which there was an excess of value over tax cost               3,755,110

    Aggregate gross unrealized depreciation for all investments
    in which there was an excess of tax cost over value             (64,638,673)
                                                                    -----------
  Unrealized depreciation - net                                    $(60,883,563)
                                                                   ============

Quality Ratings* of Long-Term Bonds and Notes (Unaudited)
September 30, 2002

                Market     % of
                Value     Market
                (000)      Value
--------------------------------
  Baa/BBB     $ 20,194    11.4%
  Ba/BB         41,665    23.6
  B/B           95,563    54.0
  Below B       19,393    11.0
              --------   -----
              $176,815   100.0%
              ========   =====

*The higher of Moody's or Standard & Poor's Ratings.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                       8

Statement of Assets and Liabilities
September 30, 2002 (Unaudited)
(In Thousands)

Assets:
Investments in securities at value                      $178,144
Cash                                                          41
Interest and dividends receivable                          5,459
Receivables for investments sold                             853
Investment for Trustees' deferred compensation plan          278
Prepaid insurance                                              6
Other                                                         18
                                                        --------
  Total assets                                           184,799
                                                        --------
Liabilities:
Loan payable                                              54,200
Dividend payable                                           1,471
Payable for investments purchased                          1,281
Deferred Trustees' fees payable                              278
Advisory fees payable                                        120
Accrued interest payable                                      94
Audit and legal fees payable                                  62
Administrative services fees payable                          20
Custodian fees payable                                        19
Structuring fees payable                                      12
                                                        --------
  Total liabilities                                       57,557
                                                        --------
Net Assets (Equivalent to $2.38 per share based on
   53,498 shares of beneficial interest outstanding;
   unlimited number of shares authorized)               $127,242
                                                        ========
Components of Net Assets:
Paid in capital                                         $406,397
Overdistributed net investment income                     (4,692)
Accumulated net realized loss                           (213,163)
Net unrealized depreciation of investments               (61,300)
                                                        --------
Net Assets                                              $127,242
                                                        ========
Cost of Investments                                     $239,444
                                                        ========

Statement of Operations
For the Nine Months Ended September 30, 2002 (Unaudited)
(In Thousands)

Investment Income:
Income:
   Interest                                               $ 17,585
   Dividends                                                    63
                                                          --------
   Total Income                                             17,648
Expenses:
   Interest expense                            1,120
   Investment advisory fees                    1,182
   Shareholder reports                           120
   Audit and legal fees                           82
   Custodian fees                                 76
   Administrative services fees                   61
   Stock exchange fees                            43
   Transfer agent fees                            35
   Trustees' fees                                 20
   Other                                          59
                                               -----
    Total expenses                             2,798
                                               -----
Net Investment Income                                       14,850
                                                          --------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized loss from investments                      (90,743)
   Net change in unrealized depreciation of
      investments                                           55,848
                                                          --------
Net Realized and Unrealized Loss on
   Investments                                             (34,895)
                                                          --------
Net Decrease in Net Assets Resulting
   from Operations                                        $(20,045)
                                                          ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                       9

Statements of Changes in Net Assets
(In Thousands)

                                                     (Unaudited)
                                                     For the Nine     For the Year
                                                     Months Ended        Ended
                                                    September 30,     December 31,
                                                         2002             2001
                                                   ---------------   -------------
Operations:
Net investment income                                 $ 14,850         $ 29,137
Net realized loss from investments                     (90,743)         (56,430)
Net change in unrealized depreciation on
   investments                                          55,848           13,352
                                                      ---------        ---------
Net decrease from operations                           (20,045)         (13,941)
                                                      ---------        ---------
Dividends:
From net investment income                             (15,745)         (30,284)
                                                      ---------        ---------
Total dividends and distributions                      (15,745)         (30,284)
                                                      ---------        ---------
Capital Share Transactions:
Net increase from 405 and 899 capital
   shares issued to shareholders in
   reinvestment of distributions, respectively           1,339            3,517
                                                      ---------        ---------
Net increase from Fund share transactions                1,339            3,517
                                                      ---------        ---------
Net Decrease in Net Assets                             (34,451)         (40,708)

Net Assets:
Beginning of period                                    161,693          202,401
                                                      ---------        ---------
End of period*                                        $127,242         $161,693
                                                      =========        =========
* includes overdistributed net investment
   income of:                                         $ (4,692)        $ (3,797)
                                                      =========        =========


Statement of Cash Flows
For the Nine Months Ended September 30, 2002 (Unaudited)
(In Thousands)

Cash Provided (Used) by Financing Activities:
   Repayment of borrowing                          $(19,620)
   Dividends paid in cash                           (15,324)
                                                   --------
      Total amount used                             (34,944)
                                                   --------
Cash Provided (Used) by Operations:
   Purchases of portfolio securities               (205,122)
   Proceeds from sales of portfolio securities      223,414
                                                   --------
      Total amount provided                          18,292
                                                   --------
   Net Investment Income (excludes net
      amortized discount and premium
      of $1,504)                                     13,346
   Net change in receivables/payables
      related to operations                           3,298
                                                   --------
      Total other amounts                            16,644
                                                   --------
   Net decrease in cash                                  (8)
   Cash, beginning of period                             49
                                                   --------
Cash, End of Period                                $     41
                                                   ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      10

Financial Highlights

                                            (Unaudited)
                                           For the Nine                       For the Year Ended December 31,
                                           Months Ended      ------------------------------------------------------------------
                                        September 30, 2002     2001 (c)        2000          1999         1998         1997
                                        -------------------  ------------ ------------- ------------- ------------ ------------
Per Share Operating Performance:
Net asset value, beginning of period      $   3.05             $  3.88       $   5.92      $   6.39      $  7.88      $  7.43
Income from investment operations
Net investment income (a)                     0.28                0.55           0.68          0.81         0.88         0.87
Net realized and unrealized gain (loss)
  on investments                            ( 0.65)              (0.81)        ( 1.99)       ( 0.46)       (1.49)        0.44
                                          --------             -------       --------      --------      -------      -------
Total from investment operations            ( 0.37)              (0.26)        ( 1.31)         0.35        (0.61)        1.31
                                          --------             -------       --------      --------      -------      -------
Less dividends and distributions:
Dividends from net investment income        ( 0.30)              (0.57)        ( 0.73)       ( 0.82)       (0.88)       (0.86)
                                          --------             -------       --------      --------      -------      --------
Total dividends and distributions           ( 0.30)              (0.57)        ( 0.73)       ( 0.82)       (0.88)       (0.86)
                                          --------             -------       --------      --------      -------      --------
Net asset value, end of period            $   2.38             $  3.05       $   3.88      $   5.92      $  6.39      $  7.88
                                          ========             =======       ========      ========      =======      ========
Market value, end of period               $   2.32             $  3.36       $   4.19      $   5.38      $  7.25      $  8.44
                                          ========             =======       ========      ========      =======      ========
Total Investment Return:
Per share market value                      (23.58)%(d)          (6.85)%       (10.05)%      (16.18)%      (3.35)%      11.65%
Per share net asset value (b)               (13.30)%(d)          (7.31)%       (24.21)%        5.78%       (8.31)%      18.58%
Ratios to Average Net Assets
Expenses (includes interest expense)          2.47%(e)            3.43%          4.16%         3.40%        3.40%        3.28%
Expenses (excludes interest expense)          1.48%(e)            1.26%          1.09%         1.02%        0.97%        1.06%
Net investment income                        13.14%(e)           15.56%         13.13%        13.05%       12.05%       11.28%
Portfolio Turnover                              97%(d)              82%            38%           49%          56%          74%
Net Assets, End of Period (000 omitted)   $127,242             $161,693      $202,401      $305,352      $324,289    $295,256

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.
(d)  Not annualized.
(e)  Annualized.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements (Unaudited)            11

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis which includes amortization of premium and accrual of discount. Securities gains and losses are determined on the basis of identified cost.

C. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

D. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements                        12
 (Unaudited) (Continued)


E. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and amortization of premium and discount.

2. Loan. On October 31, 2001, the Fund entered into a new revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $100,000,000; or (B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. The Agreement expires on October 31, 2004. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the nine months ended September 30, 2002, were $64,752,453, at an average annual interest rate of approximately 2.31%. As of September 30, 2002, the Fund was paying interest at an average annual rate of 2.26% on its outstanding borrowings.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the nine months ended September 30, 2002, the Fund paid or accrued $60,456.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities (excluding short-term obligations) for the nine months ended September 30, 2002, were $202,629,186 and $223,284,228, respectively.

6. Tax Information. As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investment in Securities) on a tax basis consisted of undistributed ordinary income of $787,363 and a capital loss carryover of $121,681,033, of which $1,753,142, $28,686,393, $35,363,213 and $55,878,285 expire in 2003,
2007, 2008 and 2009, respectively. For 2001, the Fund had a post-October capital loss in the amount of $315,482. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      13

Trustees
Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal
Diocese of Connecticut

Richard H. Forde
Managing Director, CIGNA
Retirement & Investment Services,
Inc. and TimesSquare Capital
Management, Inc.

Russell H. Jones
Vice President and Treasurer,
Kaman Corporation

Paul J. McDonald
Special Advisor to the Board of
Directors, Friendly Ice Cream
Corporation

Officers
Richard H. Forde
Chairman of the Board
and President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull
Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

Dividend Rate Change

The monthly dividend from net investment income of 2.50 cents per share, which the Fund declared on October 15, 2002, is payable November 8, 2002, to shareholders of record on October 28, 2002, and represents a new dividend rate. The new rate is a reduction from the 2.75 cents per share rate the Fund has paid since September 10, 2002. There are three principal reasons for the reduction on the dividend. First, high yield market default rates remained high and an increase in defaulted securities in recent months has caused the Fund's net investment income to decline. Second, higher coupon bonds purchased by the Fund in earlier years have gradually been replaced by lower coupon issues, as the original bonds have either matured, been called or sold for investment and credit reasons. Third, the Fund has sold securities to repay some of its borrowing as the market value of its portfolio has declined.

[LOGO](R)                                                -----------------------
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                                                              U.S. POSTAGE
                                                                  PAID
                                                           SO. HACKENSACK, NJ
                                                               PERMIT 750
                                                         -----------------------
CIGNA High Income Shares
100 Front Street
Suite 300
Worcester, MA 01608

Printed on recycled paper
542776 9/02                                                        CGACM-Q3 9/02